AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28. 2016
SECURITIES ACT FILE NO. 033-11420
INVESTMENT COMPANY ACT FILE NO. 811-04993

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:				[X]

Pre-Effective Amendment No.				[ ]

Post-Effective Amendment No. 59				[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:				[X]

		Amendment No. 59		[X]

(Check Appropriate Box or Boxes)

NICHOLAS LIMITED EDITION, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street
		Milwaukee, WI	53202
		(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code (414) 272-4650

Jeffrey T. May, Senior Vice President
Nicholas Limited Edition, Inc.
700 North Water Street, Suite 1010
Milwaukee, WI 53202
(Name and Address of Agent for Service)

WITH A COPY TO:
K. Thor Lundgren, Esq.
Jason T. Thompson, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):
[	]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ x ]		On January 28, 2016 pursuant to paragraph (b) of Rule 485.
[	]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[	]	On (date) pursuant to paragraph (a)(1) of Rule 485.
[	]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[	]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
JANUARY 28, 2016

CLASS N SHARES

Nicholas II, Inc. – NNTWX
Nicholas Limited Edition, Inc. – NNLEX
Nicholas High Income Fund, Inc. – NNHIX

     Nicholas II, Inc.’s investment objective is long-term growth; Nicholas Limited Edition, Inc.’s investment objective is long-term growth; and Nicholas High Income Fund, Inc.’s investment objective is to seek high current income with capital appreciation as a secondary objective.

     The Securities and Exchange Commission has not approved or disapproved of any Fund’s shares or determined whether this prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

SUMMARY – NICHOLAS II, INC.

Investment Objective

      The Fund strives to increase the value of your investment over the long-term (“long-term growth”).

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.96%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in the Fund
for the time periods indicated and then redeem all of your
shares at the end of those periods. The Example also
assumes that your investment has a 5% return each year
and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower,
based on these assumptions, your costs would be:	$98	$306	$531	$1,178

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.35% of the average value of the portfolio.

Principal Investment Strategies

     To pursue the Fund’s investment objective of long-term growth, it primarily invests in common stocks of domestic corporations with medium-sized market capitalizations believed to have growth potential. The Fund believes a company’s annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as “small,” between $2 billion and $10 billion as “medium,” and greater than $10 billion as “large.” To a lesser extent, the Fund may invest in companies with small and large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of mid-cap companies and to a lesser extent, small-cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.

  Selection Risk – The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return of the Fund’s shares for the last ten calendar years(1). Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

Nicholas II, Inc. – Class N

(1)	The Fund’s fiscal year end is September 30. The Fund’s year-to-date return as of December 31, 2015 was 0.53%.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 14.80% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.54% (for the quarter ended December 31, 2008).

     This next table shows how the average annual total returns for the one, five and ten year periods ending on December 31, 2015 (the Fund’s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. The table also shows the average annual total returns for the Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

	One	Five	Ten
	Year	Year	Year
Nicholas II, Inc.
Return Before Taxes	0.53%	10.95%	7.58%
Return After Taxes on Distributions	-0.84%	9.27%	6.33%
Return After Taxes on Distributions
and Sale of Fund Shares	1.44%	8.74%	6.11%
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%
Russell Midcap Index
(reflects no deduction for fees, expenses or taxes)	-2.44%	11.44%	8.00%
Morningstar Mid-Cap Growth Category
(reflects no deduction for taxes)	-0.95%	9.59%	7.16%

     Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

      Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager

     Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SUMMARY – NICHOLAS LIMITED EDITION, INC.

Investment Objective

      The Fund strives to increase the value of your investment over the long-term (“long-term growth”).

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.23%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in the Fund
for the time periods indicated and then redeem all of your
shares at the end of those periods. The Example also
assumes that your investment has a 5% return each year
and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower,
based on these assumptions, your costs would be:	$125	$390	$676	$1,489

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.80% of the average value of the portfolio.

Principal Investment Strategies

     To pursue the Fund’s investment objective of long-term growth, it primarily invests in common stocks of domestic corporations with small- and medium-sized market capitalizations believed to have growth potential. The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as “small,” between $2 billion and $10 billion as “medium,” and greater than $10 billion as “large.” To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and mid-cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.

  Selection Risk – The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return of the Fund’s shares for the last ten calendar years. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

Nicholas Limited Edition, Inc. – Class N

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 18.40% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.25% (for the quarter ended December 31, 2008).

     This next table shows how the average annual total returns for the one, five and ten year periods ending on December 31, 2015 (the Fund’s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. The table also shows the average annual total returns for the Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Limited Edition, Inc.
Return Before Taxes	-2.19%	8.94%	7.68%
Return After Taxes on Distributions	-3.98%	7.25%	6.49%
Return After Taxes on Distributions
and Sale of Fund Shares	0.27%	7.15%	6.27%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Morningstar Small-Cap Growth Category
(reflects no deduction for taxes)	-2.41%	9.40%	7.14%

     Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

      Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager

     Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SUMMARY – NICHOLAS HIGH INCOME FUND, INC.

Investment Objectives

     The Fund seeks high current income as its primary investment objective. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.05%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in the Fund
for the time periods indicated and then redeem all of your
shares at the end of those periods. The Example also
assumes that your investment has a 5% return each year
and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower,
based on these assumptions, your costs would be:	$107	$334	$579	$1,283

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.30% of the average value of the portfolio.

Principal Investment Strategies

     To pursue the Fund’s investment objective, it primarily invests in a diversified portfolio of high yield corporate bonds (also known as “non-investment grade bonds” or “junk bonds”).

     The Fund’s fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories. However, the Fund generally invests a significant portion of its assets in non-investment grade debt securities (securities with lower credit qualities). The Fund invests in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

     In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

• Credit Risk – Credit risk refers to an issuer’s ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer’s continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund’s interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.

• Interest Rate Risk – Interest rate risk refers to the risk that the prices of the Fund’s investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.

• High Yield Bond Market Risk – The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

• Call Risk – If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or “call” their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

• Selection Risk – The Fund also is subject to selection risk, which is the risk that the investments the Fund’s adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

• Liquidity Risk – The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund’s lower rated debt securities and limited liquidity in the resale market.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

Performance

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return of the Fund’s shares for the last ten calendar years. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

Nicholas High Income Fund, Inc. – Class N

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 10.84% (for the quarter ended June 30, 2009) and the lowest quarterly return was -16.38% (for the quarter ended December 31, 2008).

     This next table shows how the average annual total returns for the one, five and ten year periods ending on December 31, 2015 (the Fund’s most recently completed calendar year), compared to the returns of a broad measure of market performance. The table also shows the average annual total returns after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

	One	Five	Ten
	Year	Year	Year
Nicholas High Income Fund, Inc.
Return Before Taxes	-4.97%	3.70%	4.55%
Return After Taxes on Distributions	-6.76%	1.52%	2.25%
Return After Taxes on Distributions
and Sale of Fund Shares	-2.74%	2.00%	2.64%
Bank of America Merrill Lynch U.S. High Yield
Constrained Index
(reflects no deduction for taxes)	-4.61%	4.84%	6.81%

     The Fund’s Class N 30-day annualized yield at December 31, 2015 was 5.50%. Investors can obtain the Fund’s current yield by calling 800-544-6547 (toll-free).

     Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

      Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager

     Mr. Lawrence J. Pavelec is a Senior Vice President of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Pavelec has been Portfolio Manager of the Fund since April 2008. He served as Co-Portfolio Manager of the Fund from April 2003 until April 2008.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

     This section provides a more detailed description of each Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand each Fund’s principal investment strategies and the principal risks of investing in the Funds.

Nicholas II, Inc. and Nicholas Limited Edition, Inc.

     What are the funds’ investment objectives? The investment objectives of Nicholas II, Inc. and Nicholas Limited Edition, Inc. are to increase the value of your investment over the long-term (“long-term growth”). The funds’ Board of Directors may change the funds’ investment objective without shareholder approval, and in such event, the funds will provide you with advance notice of any change in investment objective.

     How does each Fund pursue its investment objective? Nicholas II and Nicholas Limited Edition strive to meet their investment objectives by investing primarily in a diversified portfolio of equity securities of domestic companies, which they believe, have growth potential. In terms of market capitalization, Nicholas II invests primarily in mid-cap companies while Nicholas Limited Edition invests primarily in small- and mid-cap companies.

     The funds believe a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. To determine company size in terms of sales volume, the funds compares a company’s sales volume to peer companies in the company’s industry. In terms of market capitalization, the funds use the following standard:

Market Capitalization
Small	0 to $2 Billion
Medium	$2 Billion to $10 Billion
Large	Over $10 Billion

     To pursue its goal, Nicholas II also may, to a lesser extent, invest in companies with small and large capitalizations and Nicholas Limited Edition also may, to a lesser extent, invest in companies with large capitalizations. Each funds investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance.

     Each fund looks for companies with the potential for superior growth in sales and earnings. They seek companies that they believe are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. Each fund considers a number of factors in assessing a company’s value, including:

  a company’s strategic position in its industry;

  sales and earnings growth;

  attractive operating margins;

  ability to generate positive free cash flow;

  low debt-to-capital;

  product development;

  quality of management;

  overall business prospects; and

  A company’s price-to-earnings ratio (including an analysis of such ratio in relation to the company’s growth rate and industry trends).

     There is no minimum percentage of each fund’s assets which must be invested in the securities of companies in any particular industry or group of industries. In order to be classified as a diversified investment company, each fund must meet certain criteria established by the Investment Company Act of 1940, as amended. These regulations currently state that as to 75% of a fund’s assets, at the date of investment, a fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

     Each fund may hold an investment for any length of time, and may buy or sell securities whenever it observes an appropriate opportunity. The funds may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company’s financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). Nicholas II also may reduce or sell investments in companies if a company’s market capitalization grows to a point that it is clearly no longer a medium-capitalization stock, or a small- or medium-capitalization stock for Nicholas Limited Edition, or if a company’s stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     Certain circumstances also may arise in which either or both of the funds takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, each fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which such fund maintains such a temporary defensive position, it may not achieve its investment objective.

     Percentage limitations generally apply on the date of investment by each fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or the total assets of such fund.

Nicholas High Income Fund, Inc.

     What is the Fund’s primary investment objective? The investment objective of Nicholas High Income Fund, Inc. is to obtain high current income. In addition, capital appreciation is a secondary goal that is sought only when consistent with the Fund’s primary investment objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund’s portfolio or from a general lowering of interest rates, or a combination of both. The Fund’s Board of Directors may change the Fund’s investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

     How does the Fund pursue its primary investment objective? The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of high yield corporate bonds (also known as “non-investment grade bonds” or “junk bonds”).

     In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

     In order to be classified as a diversified investment company, the Fund must meet certain criteria established by the Investment Company Act of 1940, as amended. These regulations currently state that as to 75% of the Fund’s assets, at the date of investment, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

     What is the credit quality of the Fund’s fixed income investments? The Fund’s fixed income investments may include rated and unrated securities. The Fund may invest in securities of any credit quality. The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within the rating categories. However, the Fund generally invests a significant portion of its assets in non-investment grade debt securities (securities with lower credit qualities).

     The next table is designed to help you understand credit ratings and detail the Fund’s credit quality as of December 31, 2015.

Understanding Credit Quality Ratings

     Rating agencies such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investor Service, Inc. (“Moody’s”) evaluate securities on the basis of the issuer’s ability to meet all required principal and interest payments. Bonds with ratings above the line in the chart below are considered “investment grade,” while those with ratings below the line are regarded as “non-investment grade” or “junk bonds.”

S&P	Moody’s	Meaning
AAA	Aaa	Highest Quality
AA	Aa	High Quality
A	A	Above-average Quality
BBB	Baa	Average Quality
BB	Ba	Average Quality
B	B	Below-average Quality
CCC	Caa	Poor Quality
CC	Ca	Highly Speculative
C	C	Lowest Quality
D	–	In Default

A detailed explanation of these ratings can be found in the appendix to this prospectus.

     At December 31, 2015, 87.39% of the Fund’s total net assets were invested in rated and unrated convertible and non-convertible bonds and bank loans. The following table shows the credit quality allocation of the portion of the Fund’s assets invested in such securities at December 31, 2015.

Credit Rating Category Moody’s	Percentage of Total Net Assets
Aaa	—%
Aa	—%
A	—%
Baa	3.95%
Ba	28.81%
B	45.04%
Caa	9.59%
Ca	—%
C	—%
–	—%
Not Rated	—%
Total	87.39%

     Rated Securities. For rated securities, the Fund may invest in securities of any credit quality. In addition to relying, in part, on the ratings assigned to the debt securities, the Fund also will rely on the Adviser’s judgment, analysis and experience in evaluating the credit worthiness of the issuer. Accordingly, the achievement of the Fund’s investment objectives may be more dependent on the Adviser’s own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     Unrated Securities. The Fund will invest in unrated securities only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

     Does the Fund have a policy limiting the maturity of investments? The Fund does not have a policy limiting the maturity of its investments. The Fund invests in both short-term and long-term debt and equity securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. Most preferred stocks have no stated maturity or redemption date.

     The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

     Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

     Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

Principal Risks of Investing in the Funds

     Market Risk. (Applies to Nicholas II, Inc. and Nicholas Limited Edition, Inc.) The value of a Fund’s investments, and therefore, the value of your Fund shares, may go up or down. Value changes in a Fund’s investments and consequently, your Fund shares may occur because among other things, a particular stock market fluctuates. Stock markets tend to move in cycles, with periods when stock prices generally go up, known as “bull markets,” and periods when stock prices generally go down, referred to as “bear markets.” Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of a Fund’s investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of a Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of a Fund, which in turn may reduce the value of a Fund’s investments, and consequently, your Fund shares.

     Selection Risk. (Applies to all Funds) Each Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

     Portfolio-Specific Risk. (Applies to Nicholas II, Inc. and Nicholas Limited Edition, Inc.) From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund invests most of its assets in the securities of small- and mid-cap companies, the Fund may be subject to additional risks. Small-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies. If the value of the Fund’s investments in small- to medium-cap companies decreases, the value of the Fund’s shares also may go down.

     Credit Risk. (Applies to Nicholas High Income Fund, Inc.) Credit risk refers to an issuer’s ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer’s continuing ability to pay interest or principal. Because the Funds may invest in non-investment grade debt securities, these Funds are subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and a Fund may incur higher expenditures to protect the Fund’s interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of a Fund’s investment goals may be more dependent on the Adviser’s own credit analysis than would be the case if the Fund invested in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund’s attempt to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     Interest Rate Risk. (Applies to Nicholas High Income Fund, Inc.) Interest rate risk refers to the risk that the prices of a Fund’s investments, particularly the debt securities in which the Funds may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Funds do not have a policy limiting the maturity of its investments, and a Fund may invest in debt securities with longer maturities, the Funds may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from a Fund may decline as well.

     High Yield Bond Market Risk. (Applies to Nicholas High Income Fund, Inc.) The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market’s volatility.

     Call Risk. (Applies to Nicholas High Income Fund, Inc.) If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or “call” their bonds before their maturity dates. In such event, the proceeds could be reinvested by a Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

     Liquidity Risk. (Applies to Nicholas High Income Fund, Inc.) From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund’s net asset value. However, the Fund is subject to an operating policy adopted by the Fund’s Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund’s Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund’s lower rated debt securities and limited liquidity in the resale market.

     Risks Related to Certain Other Portfolio Investments and Strategies. (Applies to all Funds) Each Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in each Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.

     Disclosure of Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that a Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Quarterly Factsheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.

     The Funds may use many different investment strategies in seeking their investment objectives, and each has certain investment restrictions. These strategies and certain of the restrictions and policies governing each of the Fund’s investments are explained in detail in the Funds’ SAI’s, each of which is incorporated by reference herein. If you would like to learn more about how a Fund may invest and the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, you should request a copy of such Fund’s SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.

     As with any mutual fund, there can be no guarantee that a Fund will achieve its goals or that you will not lose money on your investment. There is no guarantee that a Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that a Fund’s objective will be achieved.

FINANCIAL HIGHLIGHTS

Nicholas II, Inc.

     The financial highlights table is intended to help you understand Nicholas II, Inc.’s Class N financial performance for the past five fiscal periods ended September 30, 2015. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, financial highlights, and related notes, are incorporated by reference in the SAI and included in the Fund’s Annual Report, which may be obtained without charge by calling or writing the Fund.

			Years Ended September 30,
	2015		2014	2013	2012	2011
NET ASSET VALUE,
BEGINNING OF PERIOD	$27.03		$26.04	$22.63	$18.49	$19.11
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	(.02)		.00 (2)	.07	.01	.02
Net gain (loss) on securities
(realized and unrealized)	1.47		3.03	5.27	4.64	(.21)
Total from investment operations	1.45		3.03	5.34	4.65	(.19)
LESS DISTRIBUTIONS
From net investment income	(.00	)(2)	—	(.06)	(.02)	(.05)
From net capital gain	(3.48)		(2.04)	(1.87)	(.49)	(.38)
Total distributions	(3.48)		(2.04)	(1.93)	(.51)	(.43)
NET ASSET VALUE,
END OF PERIOD	$25.00		$27.03	$26.04	$22.63	$18.49

TOTAL RETURN	5.00%		11.98%	25.69%	25.47%	(1.25)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$105.7		$106.0	$108.2	$99.9	$102.9
Ratio of expenses to average net assets	.96%		.97%	.98%	.99%	.99%
Ratio of net investment income
to average net assets	(.08)%		.01%	.29%	.03%	.10%
Portfolio turnover rate	20.35%		26.26%	22.49%	22.70%	27.93%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.

     Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up and down.

Nicholas Limited Edition, Inc.

     The financial highlights table is intended to help you understand Nicholas Limited Edition, Inc.’s Class N financial performance for the six months ended June 30, 2015 and for the past five years ended December 31, 2014. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund’s unaudited financial information for the six month period ended June 30, 2015 is included in the Fund’s Semiannual Report which is incorporated herein by reference and which may be obtained without charge by calling or writing the Fund. The Fund’s annual information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, financial highlights, and related notes, are incorporated by reference in the SAI and included in the Fund’s Annual Report, which may be obtained without charge by calling or writing the Fund.

	Six Months
	Ended			Years Ended December 31,
	06/30/2015
	(unaudited)		2014	2013	2012	2011	2010
NET ASSET VALUE,
BEGINNING OF PERIOD	$24.66		$26.21	$20.51	$20.47	$21.50	$17.54
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss(1)	(.06)		(.13)	(.06)	(.03)	(.11)	(.06)
Net gain on securities
(realized and unrealized)	1.23		1.21	7.36	2.09	.33	5.56
Total from
investment operations	1.17		1.08	7.30	2.06	.22	5.50
LESS DISTRIBUTIONS
From net investment income	—		—	—	—	—	—
From net capital gain	—		(2.63)	(1.60)	(2.02)	(1.25)	(1.54)
Total distributions	—		(2.63)	(1.60)	(2.02)	(1.25)	(1.54)
NET ASSET VALUE,
END OF PERIOD	$25.83		$24.66	$26.21	$20.51	$20.47	$21.50

TOTAL RETURN	4.79	%(2)	3.98%	35.60%	10.20%	.98%	31.28%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$43.1		$45.4	$60.2	$46.7	$30.8	$22.6
Ratio of expenses to
average net assets	1.23	%(3)	1.21%	1.21%	1.22%	1.24%	1.19%
Ratio of net investment
loss to average net assets	(.46	)%(3)	(.54)%	(.25)%	(.13)%	(.52)%	(.30)%
Portfolio turnover rate	25.22	%(3)	19.59%	31.59%	41.88%	37.64%	40.04%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

     Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares of the Fund may go up and down.

Nicholas High Income Fund, Inc.

     The financial highlights table is intended to help you understand Nicholas High Income Fund, Inc.’s Class N financial performance for the six months ended June 30, 2015 and for the past five years ended December 31, 2014. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund’s unaudited financial information for the six month period ended June 30, 2015 is included in the Fund’s Semiannual Report which is incorporated herein by reference and which may be obtained without charge by calling or writing the Fund. The Fund’s annual information has been derived from the Fund’s financial statements and financial highlights which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, financial highlights, and related notes, are incorporated by reference in the SAI and included in the Fund’s Annual Report, which may be obtained without charge by calling or writing the Fund.

	Six Months
	Ended
	06/30/2015			Years Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.66		$9.99	$9.98	$9.39	$9.64	$9.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21		.48	.54	.61	.66	.69
Net gain (loss) on securities
(realized and unrealized)	(.01)		(.34)	.01	.59	(.23)	.44
Total from
investment operations	.20		.14	.55	1.20	.43	1.13
LESS DISTRIBUTIONS
From net investment income	(.11)		(.47)	(.54)	(.61)	(.68)	(.67)
NET ASSET VALUE,
END OF PERIOD	$9.75		$9.66	$9.99	$9.98	$9.39	$9.64

TOTAL RETURN	2.06	%(1)	1.34%	5.54%	12.96%	4.45%	12.56%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$3.3		$6.6	$6.3	$9.3	$2.6	$3.4
Ratio of expenses
to average net assets	1.05	%(2)	1.02%	1.01%	1.01%	1.06%	1.06%
Ratio of net investment income
to average net assets	4.26	%(2)	4.90%	5.45%	6.15%	7.07%	7.34%
Portfolio turnover rate	41.64	%(2)	50.76%	51.47%	62.31%	61.19%	78.23%

(1)	Not annualized.
(2)	Annualized.

Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Class N shares may go up and down.

THE FUND’S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Funds investment adviser. The Adviser furnishes each Fund with continuous investment services and is responsible for overall management of each Fund’s business affairs, subject to supervision by each Fund’s Board of Directors.

     The Adviser is the investment adviser to three other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Equity Income Fund, Inc., Nicholas Fund, Inc. and Nicholas Money Market Fund, Inc. As of September 30, 2015, the Adviser had approximately $5.9 billion in assets under management.

     The annual fee paid to the Adviser under each Investment Advisory Agreement is paid monthly and is based on the average net asset value of each Fund, as determined by valuations made at the close of each business day of the month.

       For each of the Funds, the following tables illustrate the calculation of the Adviser’s annual fee:

Nicholas II, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.75 of 1%
Over $50,000,000 and including $100,000,000	0.60 of 1%
In excess of $100,000,000	0.50 of 1%

Nicholas Limited Edition, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
In excess of $0	0.75 of 1%

Nicholas High Income Fund, Inc.
Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.50 of 1%
Over $50,000,000 and including $100,000,000	0.40 of 1%
In excess of $100,000,000	0.30 of 1%

     For the fiscal year ended September 30, 2015, the aggregate fee paid to the Adviser for Nicholas II, Inc. was 0.52% of the Fund’s average net assets. For the fiscal year ended December 31, 2014, the aggregate fee paid to the Adviser for Nicholas Limited Edition, Inc. was 0.75% of the Fund’s average net assets. For the fiscal year ended December 31, 2014, the aggregate fee paid to the Adviser for Nicholas High Income Fund, Inc. was 0.44% of the Fund’s average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by Nicholas High Income Fund, Inc. in excess of 0.85 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund for all expenses incurred in excess of this amount.

     A discussion regarding the basis for each Board of Director’s approval of each Fund’s Investment Advisory Agreement is available in each Fund’s Semiannual or Annual Report to Shareholders for the periods ended March 31, December 31 and June 30 for Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc., respectively.

     Under separate Investment Advisory Agreements with the Funds, the Adviser, at its own expense and without reimbursement from the Funds, furnishes the Funds with office space, office facilities and executive officers and executive expenses (such as health insurance premiums for executive officers).

     Each Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of each Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. Each Fund also pays the Adviser for accounting and administrative services provided to the Funds by the Adviser that a Fund is obligated to pay under its Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in each Fund’s SAI under “The Fund’s Investment Adviser”

Portfolio Management

     Nicholas II, Inc. Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been Portfolio Manager of the Fund’s portfolio since March 1993. Mr. David O. Nicholas is Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. David O. Nicholas is a Chartered Financial Analyst.

     Nicholas Limited Edition, Inc. Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been Portfolio Manager of the Portfolio since March 1993. David O. Nicholas is Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. David O. Nicholas is a Chartered Financial Analyst.

     Nicholas High Income Fund, Inc. Mr. Lawrence J. Pavelec is a Senior Vice President and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lawrence J. Pavelec served as Co-Portfolio Manager of the Fund from April 2003 until April 2008, and is a Senior Vice President of the Adviser, and has been employed by the Adviser since April 2003. Mr. Lawrence J. Pavelec is a Chartered Financial Analyst.

     Each Fund’s SAI provides additional information about the respective Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the respective Funds.

     Albert O. Nicholas is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser.

PRICING OF FUND SHARES

     Each Fund’s price per share is the net asset value (“NAV”) of the Fund. The NAV of each Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of each Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The securities held by each Fund are valued at market value or, if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by such Fund’s Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, a Fund’s value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern time) on each day the NYSE is open. Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Funds or see a Fund’s SAI.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by a Fund (or an Authorized Agent of the Funds). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
MINIMUM INVESTMENT	$500	$100
$50 via the Automatic
Investment Plan
BY MAIL	Complete and sign the	Send your check along with
Regular Mail:	Account Application.	the Invest by Mail form
Nicholas Funds		detached from your
c/o U.S. Bancorp Fund Services, LLC	Make your check payable	confirmation statement.
P.O. Box 701	to Nicholas Funds
Milwaukee, Wisconsin 53201-0701		Send your check payable to
Nicholas Funds with your
Overnight Mail:		account number in the memo
Nicholas Funds		field.
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202
BY INTERNET –	You may not make an	Visit www.nicholasfunds.com
www.nicholasfunds.com	initial purchase of Fund	and click on “Account
The Funds must have bank	shares via the internet.	Access” to purchase or
instructions on file to purchase		exchange shares from another
Fund shares this way.		fund in the Nicholas complex.
BY TELEPHONE – 800-544-6547	You may not make an	Call the Fund’s transfer agent,
414-276-0535	initial purchase of Fund	U.S. Bancorp Fund Services,
The Funds must have bank	shares via the telephone.	LLC, during business hours
instructions on file to purchase		(8:00 A.M. to 7:00 P.M.
Fund shares this way.		Central Time).
Telephone calls will be recorded.
BY WIRE	Complete and send in an	Call U.S. Bancorp to notify
U.S. Bank, N.A.	Account Application. The	800-544-6547 or
ABA 075000022	completed application must	414-276-0535.
U.S. Bancorp Fund Services, LLC	be received in advance of
Account 112-952-137	the wire.
[Fund Name]
(shareholder account number)	Call U.S. Bancorp to notify
(shareholder registration)	800-544-6547 or
414-276-0535.
AUTOMATIC INVESTMENT	Not applicable.	Contact the Funds for
PLAN		additional information.
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Purchasing Fund Shares

     Your application to purchase a Fund’s shares must be in proper order to be accepted, may only be accepted by the Funds or an Authorized Agent of the Funds, and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed to three decimal places.

     Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks and money orders will not be accepted. The Funds are unable to accept post-dated checks or any conditional order or payment. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by a Fund, if any payment check is returned to the transfer agent or your Automated Clearing House (“ACH”) transfer does not clear. The Funds will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.

     Under the Automatic Investment Plan, you may purchase Fund shares automatically at regular intervals by authorizing the Fund to withdraw $50 or more from your personal bank account. To participate in this plan, you must complete the “Automatic Investment Plan” section of the application and attach a voided check or contact the Fund at 800-544-6547 for additional information.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box alone will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

     If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Funds.

     Only bank accounts held at domestic financial institutions that are “ACH” members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

     Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and their transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

     Due to fixed expenses incurred by the Funds in maintaining individual accounts, the Funds reserve the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of a Fund). In order to exercise this right, a Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund’s transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

     Share ownership is electronically recorded. Accordingly, the Funds will not issue certificates representing Fund shares. The Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL	Written redemption and exchange requests must include the
Regular Mail:	name of the Fund, the account number(s), the amount of
Nicholas Funds	money or number of shares being redeemed or exchanged,
c/o U.S. Bancorp Fund Services, LLC	the name(s) on the account(s) and the signature(s) of each
P.O. Box 701	registered account holder. You may exchange your Class N
Milwaukee, Wisconsin 53201-0701	shares in the Fund for Class N shares of any Nicholas
Fund. If an account registration is individual, joint tenants,
Overnight Mail:	sole proprietorship, custodial (Uniform Transfer to Minors
Nicholas Funds	Act), or general partners, the written request must be signed
c/o U.S. Bancorp Fund Services, LLC	exactly as the account is registered. If the account is owned
Third Floor	jointly, all owners must sign.
615 East Michigan Street
Milwaukee, Wisconsin 53202
BY INTERNET –	Visit www.nicholasfunds.com and click on “Account
www.nicholasfunds.com	Access” to redeem or exchange shares to another fund in
The Funds must have bank	the Nicholas complex.
instructions on file to redeem
Fund shares this way.
BY TELEPHONE – 800-544-6547	Call the Funds’ transfer agent, U.S. Bancorp Fund Services,
414-276-0535	LLC, during business hours (8:00 A.M. to 7:00 P.M.
Telephone calls will be recorded.	Central Time).
BY WIRE – 800-544-6547	Call U.S. Bancorp to request wire redemptions.
414-276-0535
SYSTEMATIC WITHDRAWAL	Contact the Funds for additional information.
PLAN
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Redeeming and Exchanging Fund Shares

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

     The Funds ordinarily pay for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Funds reserve the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Funds for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

     You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by a Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Funds nor their transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Funds and their transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

     The Funds will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Funds may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See “Dividends, Distributions and Federal Tax Status” for further information. If you have an individual retirement account (“IRA”) or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.

     Nicholas Company, Inc. is the adviser to the portfolios of the Class N shares discussed within this Prospectus with which you may conduct exchange transactions, and which have investment objectives as discussed in the section “More on the Fund’s Investment Objectives, Principal Investment Strategies and Risks.” Nicholas Company, Inc. also is the adviser to the portfolios of the Class I shares of the Funds having the same investment objectives as discussed within this Prospectus as well as Nicholas Equity Income Fund, Inc., Nicholas Fund, Inc. and Nicholas Money Market Fund, Inc., all of which have investment objectives as discussed in separate prospectuses.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Funds and shareholders against fraud. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

  if you change or transfer the registration of your account;

  if you change the bank account of record for your account;

  if you opted out of telephone or internet privileges and would like to re-establish these on your account;

  upon redemption of shares when certificates have been issued for your account;

  when you want the redemption proceeds sent to a different address than is registered on the account;

  if the redemption proceeds are to be made payable to someone other than the account owner(s);

  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund;

  if a change of address request has been received by the Funds or their transfer agent within 15 calendar days of a redemption request; and

  for redemption requests greater than $100,000.

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. A Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

     You can purchase and redeem shares of any Fund through certain broker-dealers, financial institutions and other service providers (“Processing Intermediaries”). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. If you invest in a Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in a Fund in this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Funds or the Adviser.

     A Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of such Fund on an expedited basis (an “Authorized Agent”). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with a Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. You should contact the Processing Intermediary for instructions on how to redeem. If you originally invested directly with a Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the Funds, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of a Fund’s portfolio, may impact Fund performance and may increase brokerage, administrative and other expenses. The Funds reserve the right to reject any purchase request, including exchange requests from other Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, a Fund cannot ensure that its efforts will eliminate all risks of market timing.

     Certain types of funds are particularly susceptible to market timing activity, including international, small-cap and high yield bond funds. This is due to the relative illiquidity and volatility of their holdings. Nicholas II, Inc. and Nicholas Limited Edition, Inc. will invest in the securities of entities with small capitalizations. To the extent that such Funds invest in small capitalization entities in amounts that are material, the Funds may be at greater risk for attempted market timing activity than funds that do not invest in the securities of corporations with small capitalizations. Nicholas High Income Fund, Inc. primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks. To the extent that the Nicholas High Income Fund, Inc. invests in high yield corporate bonds in amounts that are material, it may be at greater risk for attempted market timing activity than funds that do not invest in the securities of high yield corporate bonds.

     Each Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by its Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, each Fund’s Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting a Fund’s policies and procedures, each Fund’s Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under each Fund’s policies and procedures, each Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Funds. We may consider trading in a Fund’s shares to be disruptive if we detect one or more of the following in an account:

  Shares traded out of a Fund within a short period of time after the shares were purchased;

  Two or more purchases and redemptions are made within a short period of time;

  A series of transactions within a Fund that is indicative of a timing pattern or strategy; or

  One or more large trades relative to a Fund’s overall size.

     Each Fund reserves the right to take responsive action to trading activity deemed disruptive by such Fund’s compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into one or more of the Funds and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, a Fund will act in a manner that is consistent with the best interests of such Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Fund’s Board of Directors.

     While no Fund accommodates market timing activities engaged in for abusive purposes, the methods used by a Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that a Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Funds to be legitimate and non-abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.

     There is a risk that a Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for a Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to a Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by a Fund.

     If a Fund is unable to detect and deter trading abuses, its performance, and its long-term shareholders, may be harmed. In addition, because no Fund has adopted specific limitations or restrictions on the trading of its shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.

TRANSFER OF FUND SHARES

     You may transfer a Fund’s shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of a Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer a Fund’s shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

DISTRIBUTION OF SHARES

Distributor

     Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Rule 12b-1 Plan

     Each Fund has adopted on behalf of its Class N shares a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class N shares to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, Class N shares may pay as compensation up to an annual rate of 0.25% of the average daily net asset value of Class N shares to the Adviser or other qualified recipient under the Distribution Plan. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agents

     Each Fund has adopted on behalf of its Class N shares a shareholder servicing plan (the “Servicing Plan”) under which the Adviser may perform, or arrange for others to perform, certain shareholder functions. For these shareholder services, the Adviser and/or shareholder servicing agents are entitled to receive an annual shareholder servicing fee up to an amount of 0.10% of the average daily net assets attributable to the Class N shares of a Fund. The Adviser may pay additional compensation from time to time, out of its assets and not as an additional charge to the Funds, to selected shareholder servicing agents and other persons in connection with providing services to the holders of Class N shares.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     Each Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by such Fund. As a result, each Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

     For federal income tax purposes, dividends and distributions by a Fund, whether received in cash or invested in additional shares of a Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from a Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made annually in December. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. Dividends, if any, of the Nicholas High Income Fund, Inc. are paid to shareholders on or about the end of April, July, October and December. Dividends, if any, of Nicholas II, Inc. and Nicholas Limited Edition, Inc. are paid to shareholders on or about the end of December. Each Fund will provide information to its shareholders concerning the character and federal tax treatment of all dividends and distributions. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

     At the time of purchase of Fund shares, a Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     Under federal law, some shareholders may be subject to “backup withholding” on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund’s knowledge, have furnished an incorrect tax identification number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Funds is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Funds.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the “Reinvestment Plan”). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Funds’ transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Funds may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of a Fund’s shares at the current market value, you may open a Systematic Withdrawal Plan (the “Plan”) and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predesignated bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. U.S. Bancorp reinvests all income and capital gain dividends in shares of a Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by a Fund or its shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Funds offer the following tax deferred accounts: traditional, Roth, SEP, and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Funds. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Funds before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

APPENDIX A - DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S RATINGS

     AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

     AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

     A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

     BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

     BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating. A “C” rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period. A “D” rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S BOND RATINGS

     Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

     Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

     C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUNDS:

     The Funds’ Statements of Additional Information (“SAIs”), each dated January 28, 2016, contain more detailed information on all aspects of each Fund, and each is incorporated by reference in this Prospectus. Additional information about each Fund also is available in its Annual and Semiannual Report to Shareholders. Each Fund’s Annual Report discusses the market conditions and investment strategies that significantly affected such Fund’s performance during its last fiscal year.

     To request a free copy of the current Annual/Semiannual Report to Shareholders or SAI for a Fund or other information about the Fund’s, or to make shareholder inquiries, please write or call: Nicholas Funds, 700 North Water Street, Milwaukee, Wisconsin 53202, 800-544-6547 (toll-free). Along with the Funds’ Annual/Semiannual Reports and SAIs, additional information about each Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.

     In addition, you can review and copy the Fund’s reports and SAIs at the Commission’s Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

     For the most current price and return information for the Fund’s Class N shares, you may call the Funds at 800-544-6547 (toll-free) or 414-276-0535 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of each Fund’s Class N shares in the business section of your newspaper in the mutual fund section under the heading “Nicholas Group” –“NchII,” “NchLt,” or “NchIn,” If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbols or CUSIP numbers as follows:

	Ticker	CUSIP
Nicholas II, Inc.	NNTWX	653740209
Nicholas Limited Edition, Inc.	NNLEX	653738203
Nicholas High Income Fund, Inc.	NNHIX	653741207

Investment Company Act File Nos.
Nicholas II, Inc.	811-03851
Nicholas Limited Edition, Inc.	811-04993
Nicholas High Income Fund, Inc.	811-00216

NICHOLAS LIMITED EDITION, INC.

CLASS I – NCLEX
CLASS N - NNLEX

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street
Milwaukee, Wisconsin 53202
414-276-0535
800-544-6547

     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Class I shares Prospectus or Class N shares Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30, 2015 and January 28, 2016, respectively. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectuses, as they may be revised from time to time, and the Fund's Annual Report for the fiscal year ended December 31, 2014 and the Fund’s Semiannual Report for the six months ended June 30, 2015, which are incorporated herein by reference. The Fund's Prospectuses provide the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectuses and Annual or Semiannual Report, please write or call the Fund at the address and telephone number set forth above.

Investment Adviser
NICHOLAS COMPANY, INC.

January 28, 2016

INTRODUCTION

     Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

     In accordance with a Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act the Fund currently offers two classes of shares for investors - Class I and Class N shares. Class I is the class of shares comprising the original Fund. Class I shares are generally available to institutions and individuals willing to make a significant initial investment and are not subject to any distribution fees. Class N shares are generally available to retail investors and institutions and assess a combined distribution fee and servicing fee of 0.35%. More information regarding the Rule 12b-1 Plan and Shareholder Servicing Plan can be found under the sub-heading "Distribution of Fund Shares."

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

     The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments, and their associated risks, which the Fund may use in an effort to obtain its primary objectives.

     EQUITY SECURITIES - The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends that may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     Convertible Securities - Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, if influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

     Initial Public Offerings - The Fund also may invest in Initial Public Offerings ("IPOs") of equity securities. IPOs involve special risks because they are new issues and have not been previously publicly traded. Some of these risks include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.

     Other Investment Companies – The Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index.

     The Fund may invest in other investment companies to the extent permitted under the 1940 Act. As noted above, investments in other investment companies involve additional fees. The purchase and sale of securities of other investment companies may include brokerage commissions. The Fund may be limited in its ability to redeem its shares of other investment companies.

     Special Corporate Situation Investments - The Fund may invest in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflects a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved; (2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

     FIXED INCOME SECURITIES - The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. The Fund has no restrictions regarding the rating or credit quality of the debt securities it may purchase or hold in its portfolio. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group ("S&P"), a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

     Variable and Floating Rate Securities - Fixed income securities purchased by the Fund may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre-designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

     Non-Investment Grade Debt Securities - The Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     Companies that issue certain of these debt securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these debt securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield of the issue and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These debt securities also may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will review the credit and other characteristics pertinent to such new issues.

     Zero Coupon Securities - Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     FOREIGN SECURITIES - Although the Fund invests principally in equity securities of U.S. companies, it may invest in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into foreign exchange contracts. These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use foreign exchange contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVES -- Options on Foreign Currency."

     CASH AND CASH EQUIVALENTS - Although the Fund's primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund's Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund's position in cash or cash equivalent securities may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents. Certain circumstances, such as significant adverse market, economic, and political circumstances may arise in which the Fund takes a temporary defensive position. For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate.

     Money Market Instruments - Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund.

     Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments. Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

     Repurchase agreements involve certain risks not associated with direct investments in debt securities. Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

     Reverse Repurchase Agreements – The Fund also may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase a security at an agreed-upon price, date and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal or greater to the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian. The securities subject to reverse repurchase agreements will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these agreements as borrowings under its investment restriction so long as the segregated account is properly maintained.

     SHORT SALES – The Fund may engage in short sale transactions when and to the extent deemed advisable by the Adviser. Short selling involves the sale of borrowed securities in anticipation that the market price of the security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

     While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position (known as a short sale "against-the-box"). The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security owned by the Fund may decline or when the Fund does not want to sell the security it owns. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Fund may purchase or sell securities on a when-issued or delayed delivery basis subject to applicable limits under the 1940 Act. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation such that a loss may occur if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. No dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund's total assets. For this purpose, a position will be "covered" if the Fund's custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

     ILLIQUID SECURITIES - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Fund, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

     LENDING PORTFOLIO SECURITIES - The Fund may lend its portfolio securities to brokers, dealers and financial institutions as permitted under the 1940 Act. Currently the 1940 Act requires that the value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of the portfolio securities must be fully collateralized based on the values that are marked-to-market daily. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Directors to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

     BORROWING - The Fund may borrow money for temporary or emergency purposes, including meeting redemption requests, and for investment purposes, as permitted by the 1940 Act, and subject to the investment restrictions discussion herein. See "INVESTMENT RESTRICTIONS." Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which the monies were borrowed). Under adverse market conditions, the Fund may have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     DERIVATIVES - The Fund may, but is not obligated to, invest in derivatives, including but not limited to, futures, forward contracts and foreign exchange contracts, options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would. The principal derivatives transactions in which the Fund may engage are noted and described in detail below. The discussion below also provides information regarding the risks associated with those transactions and other transactions in derivatives in which the Fund may engage, as well as the risk of derivatives generally and use of options on securities indices.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counter party to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counter party credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counter party will default. Accordingly, the Investment Adviser will consider the creditworthiness of counter parties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Futures contracts – The Fund may purchase futures contracts for securities and currencies. Futures contracts are exchange-traded agreements to buy or sell a security or a basket of securities at a specified price at a future date unless the contract is closed before the delivery date. The Fund also may enter into closing purchase and sale transactions with respect to these futures contracts. The Fund will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Fund must be traded on U.S. exchanges or boards of trade licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges, and the Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

     When securities prices are falling, the Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, the Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. The Funds can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

     Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities and currencies will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     To the extent the Fund enters into a futures contract, it will maintain a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

     Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

     Forward contracts and foreign exchange contracts - The Fund is authorized to enter into forward contracts and foreign exchange contracts. A forward contract is a legal contract between two parties to purchase and sell a specific quantity of a financial instrument, such as a Government security, at a price specified at the time of the contract with delivery at a specified future date. Forward contracts generally lack liquidity and there is a risk of default by the counter party. To mitigate the risk of forward contracts, the Fund monitors the credit worthiness of the counter party. Foreign exchange contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A foreign exchange contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign exchange contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of foreign exchange contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Foreign exchange contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

     Options on securities - The Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, (ii) by segregating an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security, which the Fund would be required to purchase at a higher price.

     After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

     The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers, which may be utilized by the Fund, include derivative instruments that are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counter party credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.

     Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. The holder may exercise an American style option at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.

     Options on securities indices - The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

     Put and call options on stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund's books. A put option written on an index will be "covered" (i) if the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian, (ii) segregates an equal amount of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options that it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices that include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

     Options on foreign currencies - The Fund may write and purchase covered put and call options on foreign currencies. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

     Swaps - The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

     A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counter party. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counter party to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counter party credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

     Future Developments – The Fund may take advantage of opportunities in the area of options, futures, options on futures and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available, but which may be developed, to the extent such opportunities are consistent with the Fund's investment goals and legally permissible for the Fund.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1.

The Fund will not act as an underwriter of securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder or pursuant to an exemptive order granted by the SEC; provided that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.

2.

The Fund may not make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities subject to the applicable percent of net assets prescribed by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, currently an amount not exceeding 33 1/3% of the value of the Fund's total assets.

3.

The Fund may not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities of other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

4.	The Fund will not purchase physical commodities or contracts relating to physical commodities.
5.

The Fund may not borrow money or issue any class of senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, currently 33 1/3% of the net assets of the Fund and any exemptive relief obtained by the Fund.

6.

The Fund may purchase the securities of any one issuer only to the extent that such purchases are consistent with the Fund's classification as a "diversified company" as defined by the Investment Company Act of 1940, as amended, and the rules and regulations promulgate thereunder, which currently provide that, with respect to at least 75% of the Fund's total assets, the Fund may not (a) invest more than 5% of the value of such assets in the securities of any one issuer, or (b) invest in more than 10% of the voting securities of any one issuer.

7.

The Fund will not concentrate its investments in any particular industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and any exemptive relief obtained by the Fund.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Investment Restrictions Which May Be Changed Without Shareholder Approval

     The Fund's Board of Directors (the "Board") has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

  The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  The Fund may not purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.

  In accordance with fundamental policy No. 5, the Fund may not issue senior securities or borrow money in excess of 33 1/3% of the Fund's total assets at the time of issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the borrowed amount) for temporary purposes. The Fund may borrow from banks for temporary or emergency purposes (such as meeting redemption requests) and for investment purposes.

The Board will give advance notice to shareholders of any change to these investment restrictions.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

     Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Funds' investment objective without regard to the length of time a particular security may have been held. For the year ended December 31, 2015, the turnover rate for the Fund was 27.80% compared to 19.59% for the year ended December 31, 2014. The year-to-year increase in the portfolio turnover rate was the result of both changes in market conditions and investment opportunities available during the year ended December 31, 2015.

Disclosure of Portfolio Holdings

     The Fund's Board of Directors has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund's policies and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.

Designated employees of the Fund's Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, accounting and administration, who receive such information daily.

2.

Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., independent registered public accounting firm, currently Deloitte & Touche LLP, legal counsel, currently Michael Best & Friedrich LLP, and proxy voting service, currently Institutional Shareholder Services Inc. U.S. Bank N.A and Institutional Shareholder Services Inc. receive such information on a daily basis, while Deloitte & Touche LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.

Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and Factset. Such information is provided daily.
5.

Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Lipper Inc., Mellon Analytical Solutions and Morningstar.

6.

Independent investment consultants in connection with those firms' reporting to their clients of the current structure of the Fund and portfolio characteristics, currently provided within 15 days of quarter-end: Meketa Investment Group.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser's compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser's compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the 1940 Act and the Investment Advisor's Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Fund's Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser's compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment services and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds and numerous institutions and individuals with substantial investment portfolios.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund. The total expenses of Class I and Class N as a percentage of net assets for the year ended December 31, 2015 were 0.86% and 1.22%, respectively. For the fiscal year ended December 31, 2015, total net assets of the Class I and Class N shares of the Fund were $272,407,381 and $31,531,391, respectively. During the fiscal years ended December 31, 2015, 2014 and 2013, the Fund paid the Adviser an aggregate of $2,439,331, $2,536,327 and $2,450,631, respectively, in fees.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of Class I, other than expenses incurred in complying with laws regulating the issue or sale of securities. In addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. On July 24, 2006, the Board of Directors, including a majority of the independent directors, approved a proposal by the Adviser providing for the payment for future accounting and administrative services provided by the Adviser in accordance with the terms of the Investment Advisory Agreement, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. Without regard to the actual expenses charged to the Fund by the Adviser, the quality and quantity of services may not be reduced and must be consistent with past practice. During the fiscal years ended December 31, 2015, 2014 and 2013, the Fund paid the Adviser an aggregate of $81,311, $84,544 and $81,688, respectively, in accounting and administrative fees. Prior to November 1, 2004, with limited exceptions, the Adviser did not charge, and was not paid by the Fund, for providing such services. Also included as operating expenses that are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustee having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is Executive Vice President of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Portfolio Manager, President and a Director of the Fund, is Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas, Senior Vice President of the Fund, is Senior Vice President of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May, Senior Vice President, Treasurer, Secretary and Chief Compliance Officer of the Fund, is Executive Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer of the Adviser. Lawrence J. Pavelec, Senior Vice President of the Fund, is Senior Vice President of the Adviser. Candace L. Lesak, Vice President of the Fund, is an employee of the Adviser. K. Thor Lundgren, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director of the Adviser. Mr. Lundgren is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. This review also includes a periodic review of the fees charged to the Fund. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 2015. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included. Each Director's education, professional training, business, not-for-profit and/or public service background, and commitment to participation on the Board and to the interests of Fund shareholders contribute to his qualification to serve on the Board. Also set forth below are specific experience, qualifications, attributes and skills that are related to each Director's service as a director in light of the Fund’s business and structure.

     Mr. David Nicholas has more than fifteen years experience in advising the Fund, as well as over twenty years of investment management experience in other funds and private accounts.

       Mr. Robert Bock has extensive board experience with expertise in corporate governance.

     Mr. Timothy Reiland has extensive business experience, including experience related to investment management and financial matters.

     Mr. Jay Robertson has extensive business experience, including board service and experience related to financial matters, insurance and risk management.

     The Board is comprised of three Independent Directors, i.e., directors who are not "interested persons" as defined in the 1940 Act, and one interested director. Information for Independent Directors is set forth separately from information for the Interested Director below. The chairman of the Board, Robert Bock, is an independent director. The role of the chairman includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board's oversight function involves supervision of the Adviser and the Fund's operations and its compliance program, with particular focus on risk management, through periodic Board reporting. The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from the Fund's Chief Compliance Officer at each regular Board meeting and regularly receiving reports regarding significant compliance risks. The Board plays a key role overseeing the Fund's financial reporting and valuation risks. The Board meets periodically with the Fund's outside auditors to discuss financial reporting and audit issues, including risk relating to financial controls. The Board has no standing committees as the three independent directors perform the functions such as those of an auditing or nominating committee.

				Number of
				Portfolios in
		Term of		Fund	Other
	Positions	Office and		Complex	Directorships
	Held With	Length of	Principal Occupations	Overseen by	Held by
Name and Age	Fund	Time Served	During Past Five Years	Director	Director

INTERESTED DIRECTOR
David O. Nicholas, 54 (1),(3)	President,	(2), 11 years	Chief Investment Officer and	3	None
	Director and		Director, Nicholas Company,
	Portfolio		Inc., the Adviser to the Fund
	Manager		and employed by the Adviser
			since 1986. He has been
			Portfolio Manager of, and
			primarily responsible for the
			day-to-day management of the
			portfolios of Nicholas II, Inc.
			and Nicholas Limited Edition,
			Inc. since March 1993. He
			also has served as Associate
			Portfolio Manager of Nicholas
			Fund, Inc. since April 2011.
			He is a Chartered Financial
			Analyst.
DISINTERESTED
DIRECTORS
Robert H. Bock, 83	Director	(2), 14 years	Private Investor, Dean	5	None
			Emeritus of Business Strategy
			and Ethics, University of
			Wisconsin School of Business,
			1997 to present.
Timothy P. Reiland, 59	Director	(2), 13 years	Private Investor, Chairman and	5	None
			Chief Financial Officer,
			Musicnotes, Inc., October 2001
			to present. Investment Analyst
			from 1987 to October 2001,
			Tucker Anthony Incorporated,
			a brokerage firm for its
			division Tucker Anthony
			Cleary Gull. Prior to its
			acquisition by Tucker Anthony
			in November 1998, Cleary
			Gull was known as Cleary Gull
			Reiland and McDevitt Inc. He
			is a Chartered Financial
			Analyst.

Jay H. Robertson, 64	Director	(2), 13 years	Private Investor, April 2000 to	6	None
			present. Chairman of the
			Board of Robertson-Ryan and
			Associates, Inc., an insurance
			brokerage firm from 1993 to
			March 2000.

Number of
Portfolios in
		Term of		Fund	Other
	Positions	Office and		Complex	Directorships
	Held With	Length of	Principal Occupations	Overseen by	Held by
Name and Age	Fund	Time Served	During Past Five Years	Director	Director
OFFICERS

Albert O. Nicholas, 84 (3)	Executive	Annual,	Chief Executive Officer and	N/A	N/A
	Vice	29 years	Chairman of the Board,
	President		Nicholas Company, Inc., the
Adviser to the Fund. He is
Portfolio Manager of, and
primarily responsible for the
day-to-day management of the
portfolio of Nicholas Fund,
Inc. and Co-Portfolio Manager
of Nicholas Equity Income
Fund, Inc. He is a Chartered
Financial Analyst.

David L. Johnson, 73 (3)	Executive	Annual,	Executive Vice President,	N/A	N/A
	Vice	29 years	Nicholas Company, Inc., the
	President		Adviser to the Fund, and
employed by the Adviser since
1980. He is a Chartered
Financial Analyst.

Jeffrey T. May, 59	Senior Vice	Annual,	Executive Vice President,	N/A	N/A
	President,	22 years	Treasurer, Chief Financial
	Secretary,		Officer and Chief Compliance
	Treasurer		Officer, Nicholas Company,
	and Chief		Inc., the Adviser to the Fund,
	Compliance		and employed by the Adviser
	Officer		since July 1987. He is
Portfolio Manager of Nicholas
Money Market Fund, Inc. He
is a Certified Public
Accountant.

Lynn S. Nicholas, 59 (3)	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President	29 years	Nicholas Company, Inc., the
Adviser to the Fund, and
employed by the Adviser since
September 1983. She is a
Chartered Financial Analyst.

Number of
Portfolios in
		Term of		Fund	Other
	Positions	Office and		Complex	Directorships
	Held With	Length of	Principal Occupations	Overseen by	Held by
Name and Age	Fund	Time Served	During Past Five Years	Director	Director
Lawrence J. Pavelec, 57	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President	11 years	Nicholas Company, Inc., the
Adviser to the Fund, and
employed by the Adviser since
April 2003. He has been
Portfolio Manager of and
primarily responsible for the
day-to-day management of the
portfolio of Nicholas High
Income Fund, Inc., since April
2008. He was Co-Portfolio
Manager of the Nicholas High
Income Fund, Inc. from April
2003 until April 2008. He is a
Chartered Financial Analyst.

Candace L. Lesak, 58	Vice	Annual,	Employee, Nicholas Company,	N/A	N/A
	President	22years	Inc., the Adviser to the Fund,
since February 1983. She is a

Certified Financial Planner.

(1)

David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act because Mr. Nicholas is Chief Investment Officer and a Director of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2015. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises which are overseen by such director as of December 31, 2015.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies
David O. Nicholas	Over $100,000	Over $100,000
Robert H. Bock	$10,001 - $50,000	Over $100,000
Timothy P. Reiland	Over $100,000	Over $100,000
Jay H. Robertson	None	Over $100,000

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Limited Edition, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended December 31, 2015. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

			Estimated
	Aggregate	Pension or Retirement	Annual Benefits	Total Compensation
	Compensation	Benefits Accrued As	Upon	From Fund and Fund
Name	From the Fund (1)	Part of Fund Expenses	Retirement	Complex Paid to Directors(1)
David O. Nicholas (2)	$0.00	$0.00	$0.00	$0.00
Robert H. Bock (2)	4,400.00	0.00	0.00	33,000.00
Timothy P. Reiland (2)	6,500.00	0.00	0.00	33,000.00
Jay H. Robertson (2)	4,400.00	0.00	0.00	33,000.00

(1)

During the fiscal year ended December 31, 2015, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees.

For the year ended December 31, 2015, the Fund compensated the disinterested directors at a rate of $1,100 per director per meeting attended. In addition, Mr. Timothy Reiland was paid $525 per meeting in his capacity as the audit committee financial expert. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 2015. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2)

Mr. David Nicholas also is a member of the Board of Directors of Nicholas II, Inc. and Nicholas High Income Fund, Inc. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc. Mr. Reiland also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Equity Income Fund, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Robertson also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.

     Two officers of the Fund have investments aggregating $200,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

     The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the 1940 Act. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

     The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The Fund's management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. In general, the Fund will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services ("ISS"). ISS is an independent firm that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. ISS services provided include in-depth research, global issuer analysis and voting recommendations. While the Fund generally will review and utilize the recommendations of ISS in making voting decisions, the Fund is in no way obligated to follow such recommendations. In addition to research and recommendations, ISS provides vote execution, reporting and recordkeeping.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Fund would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis, utilizing ISS research, compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     SOCIAL POLICY BASED PROPOSALS - The Adviser considers proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters that are not material to the business or that would impose unnecessary or excessive costs.

     If the Fund's management believes that a material conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser's compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A material conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     Every August, commencing in 2004, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800-544-6547 (toll-free).

PRINCIPAL SHAREHOLDERS

     Mr. Albert O. Nicholas, Executive Vice President of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 97% of the outstanding voting securities of the Adviser, owned 43,355 shares of the Fund's Class I as of December 31, 2015. Ms. Nancy Nicholas, the spouse of Albert O. Nicholas owned of record 2,510,246 shares of the Fund's Class I; the Williams Heart Foundation, of which Mrs. Nicholas is treasurer, owned of record 16,972 shares of the Fund's Class I; the Nicholas Family Foundation owned of record 267,489 shares of the Fund's Class I; the Church of the Atonement, of which Mr. A. Nicholas is treasurer, owned of record 5,650 shares of the Fund's Class I; the Ab Nicholas Scholarship Foundation, of which Mr. A. Nicholas is the trustee, owned of record 92,213 shares of the Fund’s Class I; and the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. A. Nicholas is the trustee, owned of record 141,118 shares of the Fund's Class I. The collective beneficial ownership of Mr. A. Nicholas was 3,077,043 shares of the Fund's Class I or 26.23% as of December 31, 2015. As a beneficial owner of more than 25% of the issued and outstanding Class I shares of the Fund, Mr. A. Nicholas may be deemed to "control" Class I; as such term is defined in the 1940 Act.

     Charles Schwab & Co., Inc. Custody Account for the Exclusive Benefit of Our Customers, 211 Main Street, San Francisco, California 94105, owned of record 918,804 shares of the Fund's Class I, or 7.83%, and 525,086 shares of the Fund's Class N, or 37.09% as of December 31, 2015. As a beneficial owner of more than 25% of the issued and outstanding Class N shares of the Fund, the Charles Schwab account may be deemed to "control" Class N; as such term is defined in the 1940 Act.

     National Financial Services Corporation For the Exclusive Benefit of Our Customers, 499 Washington Boulevard, Jersey City, New Jersey 07310, owned of record 593,369 shares of the Fund's Class I, or 5.06%, and 353,246 shares of the Fund's Class N, or 24.95% as of December 31, 2015.

     T. Rowe Price Retirement Plan Services Inc., 4515 Painters Mill Road, Owings Mills, Maryland 21117, owned of record 818,329 shares of the Fund's Class I, or 6.98% as of December 31, 2015.

     Pershing LLC, 1 Pershing Plaza, Jersey City, New Jersey, 07399, owned of record 195,388 shares of the Fund's Class N, or 13.80% as of December 31, 2015.

     TD Ameritrade for the Exclusive Benefit of Our Customers, P.O. Box 2226, Omaha, Nebraska 68103, owned of record 76,276 shares of the Fund's Class N, or 5.39% as of December 31, 2015.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund's Class I or Class N as of December 31, 2015. All directors and executive officers of the Fund as a group (10 in number) own approximately 30.22% of the outstanding shares of the Fund's Class I and approximately 0.01% of the outstanding shares of the Fund's Class N, respectively, as of December 31, 2015.

PORTFOLIO MANAGER OF THE FUND

     Mr. David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund. The following table identifies the number of accounts (other than the Fund) for which he is primarily responsible for the day-to-day management of and total assets of other such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts as of December 31, 2015.

Portfolio Manager	Registered Investment Companies, Pooled Investment Vehicles and Other Accounts
David O. Nicholas	1 registered investment company with $709.2 million in total assets under management and no pooled investment vehicles or other accounts

There are no accounts with respect to which the advisory fees are based on the performance of the account.

     Material conflicts of interest may arise when the Fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Mr. David O. Nicholas. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers - Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

     The Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     The Fund's Portfolio Manager is employed and compensated by the Fund's Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund's most recently completed fiscal year, December 31, 2015, the Portfolio Manager's compensation consisted of a base salary and an annual discretionary bonus. The Adviser reviews the base salary of the Portfolio Manager annually to ensure that it reflects his performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser's Board of Directors based on a number of subjective and objective factors believed by the Adviser's Board of Directors to be material to its decision. Those factors that may be considered include, without limitation, the Fund's relative and actual long-term, intermediate, and short-term performance before taxes, the Fund's performance relative to its benchmarks and peer group, and the portfolio manager's overall contributions to the organization. The benchmarks and peer groups that the Adviser's Board of Directors may consider are determined annually in the board's discretion and may include, without limitation, the Standard and Poor's 500 Indices and the Russell Indices.

     The table below identifies ownership of the Fund's shares by the Portfolio Manager as of December 31, 2015.

Portfolio Manager	Dollar Range of Ownership of Securities
David O. Nicholas	Over $1,000,000

DISTRIBUTION OF FUND SHARES

Distributor

     Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the distributor of the Funds' shares pursuant to a Distributor Agreement dated May 1, 2005. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). The shares are offered on a continuous basis and the Distributor distributes the shares on a "best efforts" basis.

Distribution Plan

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 promulgated pursuant to the 1940 Act (the "Distribution Plan") on behalf of the Class N shares of the Fund. Under the Distribution Plan, the Class N shares pay a fee to the Adviser for distribution services (the "Distribution Fee") at up to an annual rate of 0.25% of the Fund's average daily net asset value attributable to Class N shares. The Distribution Plan provides that the Adviser may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Class N shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. The activities intended to promote Class N shares may also benefit the Fund's other share class.

     The Distribution Fee is payable to the Adviser regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by Class N shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a "compensation" plan.

     The Adviser may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class N shares, printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Adviser may, from time to time, deem advisable. Class N commenced operations on March 1, 2005. Payments of $100,083 and $125,178 as compensation to financial intermediaries were made for the fiscal year ended December 31, 2015 and 2014, respectively under the 12b-1 plan.

     The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the "Qualified Directors"), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the directors who are not "interested persons" of the Fund, select and nominate all other directors who are not "interested persons" of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Class N shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on any such amendment. The Class N shares are entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.

     The Distribution Plan requires that the Adviser provide to the Board of Directors, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Adviser is also required to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no "interested person" of the Fund, as defined in the 1940 Act, and no Qualified Director of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

     As noted above, under the Distribution Plan Class N shares may use Fund assets attributable to Class N shares to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Class N shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Fund's Distribution Plan, the Class N shares of the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Class N shares may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

     To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund's Class N shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund's Class N shares may participate in various "fund supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund's Class N shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Shareholder Servicing Plan

     The Fund has adopted a shareholder service plan (the "Service Plan") on behalf of the Class N shares, pursuant to which the Fund pays the Adviser an amount not to exceed 0.10% of the Fund's average daily net assets attributable to Class N shares for providing or arranging for shareholder support services provided to individuals and plans holding Class N shares. The Class N shares of the Fund are responsible for paying shareholder servicing fees to the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Class N shareholders. These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Fund through a single "omnibus" account of the broker-dealer).

     Under the Service Plan, payments to the Adviser are calculated and paid at least annually. In the event that payments to the Adviser during a fiscal year exceed the amounts expended (or accrued, in the case of payments to certain service organizations) during such fiscal year, the Adviser must refund any such excess to the Class N shares. Payments to the Adviser may be discontinued, or the rate amended, at any time by the Board of Directors, in its sole discretion. The Adviser is authorized to make final and binding decisions as to all matters relating to payments to service organizations.

     To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Fund exceed the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund's Class N shares may participate in various "fund supermarkets" in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. The Fund pays the supermarket sponsor a negotiated fee for continuing services, including, without limitations, for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Fund. If the supermarket sponsor's shareholder servicing fees exceed the shareholder servicing fees available from the Class N shares of the Fund, then the balance is paid from the resources of the Adviser. Class N commenced operations on March 1, 2005.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES" and "REDEMPTION AND EXCHANGE OF FUND SHARES" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this SAI by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price ("NOCP"). Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Bid prices for debt securities are obtained from the Fund's pricing service, which utilizes both dealer-supplied valuations and computerized pricing models. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Securities for which there are no readily available market quotations will be valued at their then current fair value using methods determined in good faith by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different from the last quoted market value.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who may charge a higher commission than other brokers or dealers may have charged for the same transaction. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2015.

	Amount of Commissions
	Paid to Firms that
	Provided	Amount of Brokerage
	Research Services (1)	Transactions Involved (1)
The Fund	$39,935	$26,491,956

(1)

The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     The Fund paid aggregate brokerage commissions of approximately $278,885, $269,155 and $419,380 in the fiscal years ended December 31, 2015, 2014 and 2013, respectively. Brokerage commissions paid may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase and redemption activity, varying market conditions, changes to investment processes, and other factors.

     The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

     The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

     The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

     The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients, whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

     The average annual total return of each Class of shares of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return (after taxes on distributions) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVD" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) of each Class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     After-tax returns for each Class are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information may not apply to your investment.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance data for each Class represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in each Class of the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

CAPITAL STRUCTURE

     Nicholas Limited Edition, Inc. is authorized to issue 50,000,000 shares of common stock, par value $0.01 per share, of which 39,000,000 shares are designated Class I shares and 11,000,000 shares are designated Class N shares. Each full share of a class has one vote and all shares participate equally in dividends and other distributions, when and as declared by the Board of Directors, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.

     Each share of common stock of the Fund is entitled to one vote in electing Directors and other matters that may be submitted to shareholders for a vote. All shares of each class have equal voting rights. However, matters affecting only a particular class can be voted on only by shareholders in that class. Only shareholders of Class N shares of the Fund are entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to such class. All shareholders are entitled to receive dividends when and as declared by the Board of Directors from time to time and as further discussed in the Prospectuses of each class.

STOCK CERTIFICATES

     Share ownership is electronically recorded. Accordingly, the Fund will not issue certificates evidencing shares purchased. A shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. For shareholders who currently hold certificates, they may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that their account be credited with the shares.

ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report containing financial statements audited by the Fund's Independent Registered Public Accounting Firm, Deloitte & Touche LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

     U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     Deloitte & Touche LLP served as the Fund's Independent Registered Public Accounting Firm for the year ended December 31, 2014 and has been engaged to serve for the year ended December 31, 2015.

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

     The schedule of investments, the financial statements, the financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended December 31, 2014, which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. The Fund's Semiannual Report for the period ended June 30, 2015 also is incorporated herein by reference. You may obtain a free copy of the Annual or Semiannual Report by writing or calling the Fund or view a copy on the SEC’s website at http://www.sec.gov.

NICHOLAS LIMITED EDITION, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration
Statement on Form N1-A (File No. 033-11420) and are incorporated herein by reference and
Articles of Amendment thereto were previously filed with the Registration Statement on Form
N1-A (File No. 033-11420) and are incorporated herein by reference.
(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form
N1-A (File No. 033-11420) and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders is incorporated herein by reference to
Registrant's Amended and Restated Articles of Incorporation and Bylaws.
(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N1-A (File No. 033-11420) and is incorporated herein by reference.
(e)	Underwriting Agreement was previously filed with the Registration Statement on Form N1-A
(File No. 033-11420) and is incorporated herein by reference.
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custodian Agreement was previously filed with the Registration Statement on Form N1-A (File
No. 033-11420) and is incorporated herein by reference.
(h)	Other Material Contracts
(i) Shareholder Servicing Plan was previously filed with the Registration Statement on Form
N1-A (File No. 033-11420) and is incorporated herein by reference.
(ii) Powers of Attorney were previously filed with the Registration Statement on Form N1-A
(File No. 033-11420) and are incorporated herein by reference.
(i)	Opinion and Consent of Counsel is filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(k)	Omitted Financial Statements is not applicable.
(l)	Agreement Relating to Initial Capital is not applicable.
(m)	Rule 12b-1 Plan was previously filed with the Registration Statement on Form N1-A (File No.
033-11420) and is incorporated herein by reference.
(n)	Rule 18f-3 Plan was previously filed with the Registration Statement on Form N1-A (File No.
033-11420) and is incorporated herein by reference.
(o)	Reserved.
(p)	Codes of Ethics
(i) Amended Code of Ethics for Registrant was previously filed with the Registration
Statement on Form N-1A (File No. 033-11420) and is incorporated herein by reference.
(ii) Amended Code of Ethics for Adviser was previously filed with the Registration
Statement on Form N-1A (File No. 033-11420) and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund.

     No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has a separate Board of Directors responsible for supervising the investment and business management services provided by the Adviser.

Item 30. Indemnification.

     Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

     Indemnification of the Registrant’s underwriter, Quasar Distributors, LLC is provided for in the Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Limited Edition, Inc., for certain losses incurred by Quasar Distributor, LLC arising in connection with services provided under the Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

     The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in during the past two fiscal years by the Registrant’s investment adviser, Nicholas Company, Inc., and each director and officer of Nicholas Company, Inc. is incorporated herein by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 27, 2016. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

     The Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

1919 Funds	AC One China Fund	Academy Asset ETF Funds
Academy Fund Trust	Advantus Mutual Funds	Aegis Funds
Akre Funds	Allied Asset Advisors Funds	Alpha Architect Funds
Alpha Funds	AlphaClone ETF Fund	AlphaMark ETFs
Alpine Equity Trust	Alpine Income Trust	Alpine Series Trust
American Trust	Angel Oak Funds	Appleton Group
Appleton Partners Inc	Barrett Growth Fund	Barrett Opportunity Fund
Becker Value Equity Fund	Boston Common Funds	Bridge Builder Trust
Bridges Investment Fund, Inc.	Bright Rock Funds	Brookfield Investment Funds
Brown Advisory Funds	Buffalo Funds	Bushido Funds
CAN SLIM Select Growth Fund	Capital Advisors Funds	CG Funds Trust
Chase Funds	Coho Partners	Collins Capital Funds
Congress Funds	Consilium Funds	Convergence Funds
Cove Street Capital Funds	Cushing Funds	Davidson Funds
Dearborn Funds	Diamond Hill	DoubleLine Funds
DSM Mutual Funds	Edgar Lomax Value Fund	Evermore Global Investors Trust
Falah Capital	First American Funds, Inc.	Fort Pitt Capital Group, Inc.
Fulcrum Funds	Fund X Funds	Geneva Advisors Funds
Glenmede Fund, Inc.	Glenmede Portfolios	GoodHaven Funds
Great Lakes Funds	Greenspring Fund	Guinness Atkinson Funds
Harding Loevner Funds	Hennessy Funds Trust	Hodges Funds
Hotchkis & Wiley Funds	Huber Funds	Infinity Q Funds
Intrepid Capital Management	IronBridge Funds	Jacob Funds, Inc.
Jensen Funds	Kellner Funds	Kirr Marbach Partners Funds, Inc
Lawson Kroeker Funds	LKCM Funds	LoCorr Investment Trust
Logan Capital Funds	Loncar ETFs	MainGate MLP Funds
Matrix Asset Advisors, Inc.	MD Sass	MeydenbauerDividendGrowthFund
Monetta Trust	Morgan Dempsey Funds	Muhlenkamp Fund
Muzinich Funds	Nicholas Funds	Nuance Funds
Oaktree Funds	Orinda Funds	O'Shaughnessy Funds
Osterweis Funds	Otter Creek Funds	Pension Partners Funds
Permanent Portfolio Funds	Perritt Funds, Inc.	PIA Funds
Poplar Forest Funds	Port Street Funds	Primecap Odyssey Funds
Prospector Funds	Provident Mutual Funds, Inc.	Purisima Funds
Pzena Funds	Rainier Funds	RBC Funds Trust
Reinhart Funds	Rockefeller Funds	Samson Funds
Scharf Funds	Schooner Investment Group	Semper Funds
Shenkman Funds	Smith Group Funds	Snow Capital Family of Funds
Stone Ridge Funds	Stone Ridge Trust II	Stone Ridge Trust III
Thomas White Funds	Thompson IM Funds, Inc.	Tiedemann Funds
TorrayResolute Funds	Tortoise Funds	Trillium Funds
Trust and FiduciaryManagement Services ETF	Tygh Capital Management	US Global ETFs
USA Mutuals Funds	Validea Funds	Victory Portfolios II
Vident Funds	Villere & Co.	Wasmer Schroeder Funds
WBI Funds	Weiss Multi-Strategy Funds	Westchester Capital Funds
Wisconsin Capital Funds, Inc.	YCG Funds	ZevenbergenCapitalInvestmentsFunds
Ziegler Funds

     The board members and officers of the Distributor and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

	POSITION AND OFFICES WITH	POSITION AND OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
James R. Schoenike	President, Board Member, General	None
Securities Principal and FINRA
Executive Officer
Joe Neuberger*	Board Member	None
Robert Kern*	Board Member	None
Peter Hovel	Financial Operations Officer and	None
Chief Financial Officer
Susan L. La Fond	Vice President and Treasurer	None
Andrew M. Strnad**	Vice President and Secretary	None
Teresa Cowan	Senior Vice President, Assistant	None
Secretary, General Securities
Principal and Chief Compliance
Officer
Brett Scribner	Assistant Treasurer	None

*	777 East Wisconsin Avenue, Milwaukee, WI 53202
**	6602 East 75th Street, Indianapolis, IN 46250

     During the Funds' most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation from the Fund.

Item 33. Location of Accounts and Records.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Registrant's Custodian	U.S. Bank, National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Registrant's Investment Adviser	Nicholas Company, Inc.
700 North Water Street, Suite 1010
Milwaukee, WI 53202

Item 34. Management Services.

     Not Applicable.

Item 35. Undertakings.

     None.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of January, 2016.

Nicholas Limited Edition, Inc.

By:	/s/ Jeffrey T. May
Jeffrey T. May, Senior Vice President, Secretary,
Treasurer and Principal
Financial and Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 2016.

/s/	David O. Nicholas*	President (Chief Executive
	David O. Nicholas	Officer), and Director

/s/	Robert H. Bock*	Director
Robert H. Bock

/s/	Jay H. Robertson*	Director
Jay H. Robertson

/s/	Timothy P. Reiland*	Director
Timothy P. Reiland

* By: /s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed.

EXHIBIT INDEX
Exhibit	Exhibit No.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.
Consent of Deloitte & Touche LLP	EX-99.j.